PLEDGE AGREEMENT, dated as of July 10, 2003, by and among DCAP GROUP, INC.,
a  Delaware   corporation   (the   "Pledgor"),   and  each  of  the  undersigned
(individually referred to as a "Pledgee," and collectively referred to as the "Pledgees").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Pledgor and the Pledgees have entered into a Unit Purchase Agreement, dated as of July 2, 2003 (the "Unit Purchase Agreement"), pursuant to which the Pledgees are purchasing the Units (as defined in the Unit Purchase Agreement).

     WHEREAS, included as a component of the Units are Secured Subordinated Promissory Notes of the Pledgor payable to the Pledgees in the aggregate principal amount of $3,500,000 (the "Notes").

     WHEREAS, the Pledgor has agreed to pledge all of the issued and outstanding shares of common stock (the "Pledged Shares") of its wholly-owned subsidiary, Payments Inc, a New York corporation ("Payments"), to the Pledgees as security for the payment of all amounts due under the Notes.

     WHEREAS, the pledge of the Pledged Shares is to be subordinated to the security interest granted by the Pledgor to Manufacturers and Traders Trust Company (together with its successors and assigns, "M&T") with respect thereto.

     WHEREAS, pursuant to an Appointment of Representative, dated as of July 2, 2003 (the "Appointment"), the Pledgees have appointed Jack Seibald (the "Representative") as their representative and attorney-in-fact with respect to this Pledge Agreement.

     WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Unit Purchase Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Pledge and Grant of Security Interest; Subordination.

          (a) The Pledgor hereby pledges to the Pledgees, and grants to the Pledgees a security interest in, all of its right, title and interest in and to the Pledged Shares as security for the payment of all amounts due under the Notes (the "Obligations").

          (b) The Pledgees acknowledge and agree that the security interest granted herein is subordinate to the security interest granted to M&T with respect to the Pledged Shares (the "M&T Pledge") and that the certificate representing the Pledged Shares (the "Pledged Certificate") is being delivered to M&T in connection therewith. The terms and conditions of this Pledge Agreement are subject to the provisions of those certain Subordination Agreements of even date, as such agreements may be amended, by the Pledgees, the Pledgor and Payments in favor of M&T. In the event of the

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termination  of the M&T  Pledge and  redelivery  to the  Pledgor of the  Pledged
Certificate, the Pledgor shall deliver to the Representative (on behalf of the Pledgees) the Pledged Certificate, accompanied by an appropriate stock power executed by the Pledgor (the "Stock Power"). In such event, so long as any of the Obligations remain unsatisfied, the Pledged Certificate and the Stock Power shall be held by and in the custody of the Representative subject to and in accordance with the terms and provisions hereof.

          (c) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Certificate and any monies held hereunder, neither the Representative nor any of the Pledgees shall have any duty or liability to preserve rights pertaining thereto, and each shall be relieved of all responsibility for the Pledged Certificate upon the Representative surrendering it to the Pledgor upon satisfaction in full of the Obligations.

     2. Representations. The Pledgor represents and warrants to the Pledgees as follows:

          (a) The Pledgor is a corporation duly incorporated and in good standing under the laws of the State of Delaware.

          (b) This Pledge Agreement has been duly authorized by all necessary corporate action and represents the binding obligation of the Pledgor in accordance with its terms.

          (c) The Pledgor owns the Pledged Shares free and clear of all liens and other encumbrances.

     3. Covenants. From and after the date hereof and continuing so long as any of the Obligations shall remain unpaid, unless the Representative shall otherwise consent in writing,

          (a) The Pledgor will defend the Pledgees' subordinated security interest in and to the Pledged Shares against the claims of any person, firm, corporation or other entity.

          (b) The Pledgor will not sell, assign, transfer, dispose of, pledge or encumber in any manner any of the Pledged Shares, except in favor of M&T.

     4. Remedies of the Pledgees upon Default. In the event that there shall occur an Event of Default (as defined in the Notes), the Pledgees, acting through the Representative, shall have all of the rights and remedies afforded to secured parties with respect to the Pledged Shares as set forth in the Uniform Commercial Code from time to time in effect in the State of New York.

     5. Termination of Agreement. Upon (i) the Pledgor's satisfaction of the Obligations in full (at which time the Representative shall deliver the Pledged Certificate and Stock Power (to the extent in his possession) to the Pledgor), or (ii) the conclusion of the actions contemplated by Section 4 hereof, this Pledge Agreement shall terminate.



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     6.   Representative.  The Pledgees  acknowledge and agree that, pursuant to the Appointment, the Representative has been appointed the representative and attorney-in-fact for each of the Pledgees with respect to this Pledge Agreement.

     7.   Miscellaneous.

          (a) This Pledge Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements or understandings as to such subject matter.

          (b) No waiver of any of the provisions of this Pledge Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the Pledgor and the Representative.

          (c) No amendment or modification of this Pledge Agreement shall be valid unless made in writing and signed by the Pledgor and the Representative.

          (d)  This Pledge  Agreement  shall be binding  upon and shall inure to
the  benefit  of  the  parties  hereto  and  their   respective   heirs,   legal
representatives, executors, administrators, successors and assigns.

          (e) This Pledge Agreement shall be construed and interpreted and the rights granted herein governed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles.

          (f) Each of the parties to this Pledge Agreement agrees to execute and deliver any and all additional papers, documents and other assurances, and shall perform any and all acts and things, reasonably necessary to effectuate the purposes and intents of this Pledge Agreement.

          (g)  This  Pledge   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

          (h) All notices or other communications or deliveries required or permitted hereunder shall be sufficiently given if delivered by hand, or sent by certified or registered mail (return receipt requested, postage prepaid), facsimile transmission or overnight mail or courier, addressed as follows:

                  If to the Pledgor, at:

                  1158 Broadway
                  Hewlett, New York 11557
                  Attn: Chief Executive Officer
                  Facsimile No.:  (516) 295-7216

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                  With a copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York 11554
                  Attn: Fred Skolnik, Esq.
                  Facsimile No.:  (516) 296-7111

                  If to any of the Pledgees, at:

                  c/o Jack Seibald
                  1336 Boxwood Drive West
                  Hewlett Harbor, NY 11557
                  Facsimile No.: (516) 569-7453

                  with a copy to:

                  Bryan Cave Robinson Silverman
                  Bryan Cave LLP
                  1290 Avenue of the Americas
                  New York, NY 10104
                  Attention: Robert G. Leonard, Esq.
                  Facsimile No.: (212) 541-4630

or at such other address as any party or person shall designate by notice to the other parties in accordance with the provisions hereof.

          (i)  If  any   provision   hereof  is   declared  to  be  invalid  and
unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible.

     9. Representation by Counsel; Interpretation. Each party acknowledges that he has been represented by counsel, or has been afforded the opportunity to be represented by counsel, in connection with this Pledge Agreement and the transactions contemplated hereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Pledge Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Pledge Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

     10. Gender. All references to the masculine gender herein shall be deemed to refer to the feminine and neuter where applicable.



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     IN WITNESS WHEREOF,  the undersigned have executed this Pledge Agreement as of the date first above written.

                                          PLEDGOR:

                                          DCAP GROUP, INC.


                                          By:
                                             -----------------------------------
                                                Name:  Barry Goldstein
                                                Title:  Chief Executive Officer


                                    PLEDGEES:

TO BE COMPLETED BY INDIVIDUAL            TO BE COMPLETED BY CORPORATE,
PLEDGEE                                  PARTNERSHIP, LIMITED LIABILITY
                                         COMPANY OR TRUST PLEDGEE

-----------------------------------      -------------------------------------
Name(s) of Pledgee(s) [Please Print]     Name of Pledgee [Please Print]

___________________________________      By:__________________________________
Signature of Pledgee                          Authorized Signatory

-----------------------------------      -------------------------------------
Signature of Pledgee, if jointly held    Name and Title of Authorized Signatory
                                         [Please Print]







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